SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



             Date of Report
   (Date of earliest event reported)              Commission File Number
           February 25, 2005                             000-27941


                                 IMERGENT, INC.

             (Exact name of Registrant as specified in its charter)



              Delaware                                  87-0591719
   (State or other jurisdiction of                    (IRS Employer
    incorporation or organization)                  Identification No.)


                           754 EAST TECHNOLOGY AVENUE
                                OREM, UTAH 84097
              (Address of principal executive offices and zip code)

                                 (801) 227-0004
                         (Registrant's telephone number)


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Item 7.01  Regulation FD Disclosure

On February 25, 2005 - iMergent, Inc. held a conference call with First Albany Capital sales force.


The press release announcing a replay of this event is attached hereto as
Exhibit 99.1.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2005                    IMERGENT, INC.


                                           By: /s/  ROBERT M. LEWIS
                                               ---------------------------------
                                           Name:    Robert M. Lewis
                                           Title:   Chief Financial Officer